                                                                    Exhibit 99.7


          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

         On April 10, 1998, BANC ONE CORPORATION ("BANC ONE"), First Chicago NBD ("FCNBD") and HORNET Reorganization Corporation ("Newco") entered into an Agreement and Plan of Reorganization (the "Agreement") pursuant to which BANC ONE and FCNBD will be merged seriatim with and into Newco as the surviving corporation in each case (such mergers together, the "Merger"). Common shareholders of FCNBD will receive 1.62 shares of Newco common stock for each share of FCNBD and common shareholders of BANC ONE will receive one share of Newco common stock for each share of BANC ONE. The Merger will be accounted for as a pooling of interests and pending regulatory and shareholder approval is expected to be completed during the fourth quarter of 1998.

         The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact on the historical financial position and results of operations of BANC ONE of the Merger under the "pooling of interests" method of accounting. The unaudited pro forma condensed combined financial information combines the historical financial information of BANC ONE and FCNBD for the twelve-month periods ended December 31, 1997, 1996, and 1995, respectively.

         The pro forma condensed combined financial information for each of the three years ended December 31, 1997 is based on and derived from, and should be read in conjunction with, (a) the historical consolidated financial statements and the related notes thereto of BANC ONE, which are incorporated by reference herein, and (b) the historical consolidated financial statements and the related notes thereto of FCNBD, which are incorporated by reference herein.

         The pro forma financial information does not give effect to BANC ONE's pending acquisition of First Commerce Corporation as the acquisition is not material to BANC ONE.

BANC ONE CORPORATION & SUBSIDIARIES (CONSOLIDATED)
PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF DECEMBER 31, 1997 (UNAUDITED) (IN MILLIONS)

The following unaudited pro forma condensed combined balance sheet as of December 31, 1997 is presented to show the impact on BANC ONE's historical financial condition of the proposed Merger with FCNBD. The Merger has been reflected under the "pooling of interests" method of accounting.

                                                                                          PROFORMA
                                                 BANC ONE       FCNBD      ADJUSTMENTS    COMBINED
                                                 --------      --------    -----------    --------
ASSETS
Total cash and due from banks                    $  7,727      $  7,223                   $ 14,950
Short-term investments                                838        15,405                     16,243
Trading assets                                      1,035         4,198                      5,233
Investment securities                              14,218         9,330                     23,548
Loans and leases (net of unearned income and
          allowance for credit losses)             83,089        67,316                    150,405
Other assets                                        8,994        10,624                     19,618
                                                 --------      --------      -------      --------

TOTAL ASSETS                                     $115,901      $114,096                   $229,997
                                                 ========      ========      =======      ========


LIABILITIES
Deposits:
    Non-interest bearing                         $ 18,444      $ 19,070                   $ 37,514
    Interest bearing                               58,970        49,419                    108,389
                                                 --------      --------      -------      --------
Total deposits                                     77,414        68,489                    145,903

Short-term borrowings                              13,804        18,981                     32,785
Long-term borrowings                               11,066        10,088                     21,154
Other liabilities                                   3,241         8,578      $   837        12,656
                                                 --------      --------      -------      --------
TOTAL LIABILITIES                                 105,525       106,136          837       212,498
                                                 --------      --------      -------      --------


STOCKHOLDERS' EQUITY

Preferred stock                                       135           190                        325
Common stock                                        3,230           320        2,022         5,572
Capital in excess of aggregate stated value         6,719         1,966       (3,960)        4,725
Retained earnings                                     240         7,446         (837)        6,849
Other shareholders' equity                            121           (24)                        97
Less: Treasury stock                                  (69)       (1,938)       1,938           (69)
                                                 --------      --------      -------      --------

Total stockholders' equity                         10,376         7,960         (837)       17,499
                                                 --------      --------      -------      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $115,901      $114,096      $     0      $229,997
                                                 ========      ========      =======      ========

See accompanying notes to the pro forma financial information.

BANC ONE CORPORATION & SUBSIDIARIES (CONSOLIDATED)
PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)
(IN MILLIONS, EXCEPT PER SHARE DATA)

The following unaudited pro forma condensed combined statements of income are presented to show the impact on BANC ONE's historical results of operations of the proposed merger with FCNBD. Such statements assume that the companies had been combined for each period presented.


                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                          ---------------------------------
                                                            1997        1996         1995
                                                          --------    --------     --------
INTEREST INCOME
Loans and leases                                          $ 14,117    $ 13,222     $ 11,686
Securities including trading                                 1,809       2,073        2,378
Other interest income                                          804       1,010        1,614
                                                          --------    --------     --------
Total                                                       16,730      16,305       15,678


INTEREST EXPENSE
Deposits                                                     4,723       4,635        5,008
Borrowings                                                   3,043       2,911        3,211
                                                          --------    --------     --------
Total                                                        7,766       7,546        8,219


NET INTEREST INCOME                                          8,964       8,759        7,459
Provision for credit losses                                  1,936       1,678        1,036
                                                          --------    --------     --------
Net interest income after provision for credit losses        7,028       7,081        6,423


NONINTEREST INCOME
Credit card revenue                                          2,613       2,254        2,228
Deposit fees                                                 1,162       1,068          927
Other noninterest income                                     2,812       2,589        2,211
                                                          --------    --------     --------
Total                                                        6,587       5,911        5,366


NONINTEREST EXPENSE
Salaries and employee benefits                               4,116       3,912        3,568
Other operating expense                                      4,928       4,421        4,027
Merger and restructure related charges                         337           0          267
                                                          --------    --------     --------
Total                                                        9,381       8,333        7,862


INCOME BEFORE INCOME TAXES                                   4,234       4,659        3,927
Income taxes                                                 1,403       1,550        1,332
                                                          --------    --------     --------

NET INCOME                                                $  2,831    $  3,109     $  2,595
                                                          ========    ========     ========

NET INCOME PER COMMON SHARE
Basic                                                     $   2.49    $   2.66     $   2.21
Diluted                                                       2.44        2.59         2.16

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                      1,120.7     1,145.7      1,144.7
Diluted                                                    1,153.0     1,193.6      1,191.0

See accompanying notes to the pro forma financial information.

BANC ONE CORPORATION & SUBSIDIARIES (CONSOLIDATED)
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                               PROFORMA
                                                         BANC ONE    FCNBD     COMBINED
                                                         --------    ------    --------
INTEREST INCOME
Loans and leases                                          $8,268     $5,849    $ 14,117
Securities including trading                               1,066        743       1,809
Other interest income                                         49        755         804
                                                          ------     ------    --------
Total                                                      9,383      7,347      16,730


INTEREST EXPENSE
Deposits                                                   2,545      2,178       4,723
Borrowings                                                 1,446      1,597       3,043
                                                          ------     ------    --------
Total                                                      3,991      3,775       7,766


NET INTEREST INCOME                                        5,392      3,572       8,964
Provision for credit losses                                1,211        725       1,936
                                                          ------     ------    --------
Net interest income after provision for credit losses      4,181      2,847       7,028


NONINTEREST INCOME
Credit card revenue                                        1,709        904       2,613
Deposit fees                                                 702        460       1,162
Other noninterest income                                   1,425      1,387       2,812
                                                          ------     ------    --------
Total                                                      3,836      2,751       6,587


NONINTEREST EXPENSE
Salaries and employee benefits                             2,368      1,748       4,116
Other operating expense                                    3,344      1,584       4,928
Merger and restructure related charges                       337          0         337
                                                          ------     ------    --------
Total                                                      6,049      3,332       9,381


INCOME BEFORE INCOME TAXES                                 1,968      2,266       4,234
Income taxes                                                 662        741       1,403
                                                          ------     ------    --------


NET INCOME                                                $1,306     $1,525    $  2,831
                                                          ======     ======    ========


NET INCOME PER COMMON SHARE
Basic                                                     $ 2.04     $ 4.99    $   2.49
Diluted                                                     1.99       4.90        2.44


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                      632.4      301.4     1,120.7
Diluted                                                    655.7      307.0     1,153.0

See accompanying notes to the pro forma financial information.

BANC ONE CORPORATION & SUBSIDIARIES (CONSOLIDATED)
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1996 (UNAUDITED)
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                PROFORMA
                                                         BANC ONE    FCNBD      COMBINED
                                                         --------    ------     --------
INTEREST INCOME
Loans and leases                                          $7,477     $5,745     $13,222
Securities including trading                               1,222        851       2,073
Other interest income                                         37        973       1,010
                                                          ------     ------    --------
Total                                                      8,736      7,569      16,305


INTEREST EXPENSE
Deposits                                                   2,460      2,175       4,635
Borrowings                                                 1,137      1,774       2,911
                                                          ------     ------    --------
Total                                                      3,597      3,949       7,546


NET INTEREST INCOME                                        5,139      3,620       8,759
Provision for credit losses                                  943        735       1,678
                                                          ------     ------    --------
Net interest income after provision for credit losses      4,196      2,885       7,081


NONINTEREST INCOME
Credit card revenue                                        1,340        914       2,254
Deposit fees                                                 654        414       1,068
Other noninterest income                                   1,369      1,220       2,589
                                                          ------     ------    --------
Total                                                      3,363      2,548       5,911


NONINTEREST EXPENSE
Salaries and employee benefits                             2,205      1,707       3,912
Other operating expense                                    2,857      1,564       4,421
                                                          ------     ------    --------
Total                                                      5,062      3,271       8,333


INCOME BEFORE INCOME TAXES                                 2,497      2,162       4,659
Income taxes                                                 824        726       1,550
                                                          ------     ------    --------


NET INCOME                                                $1,673     $1,436    $  3,109
                                                          ======     ======    ========


NET INCOME PER COMMON SHARE
Basic                                                     $ 2.60     $ 4.44    $   2.66
Diluted                                                     2.52       4.33        2.59


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                      632.5      316.8     1,145.7
Diluted                                                    664.3      326.7     1,193.6

See accompanying notes to the pro forma financial information.

BANC ONE CORPORATION & SUBSIDIARIES (CONSOLIDATED)
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                               COMBINED
                                                         BANC ONE    FCNBD     PROFORMA
                                                         --------    ------    --------
INTEREST INCOME
Loans and leases                                          $6,426     $5,260    $ 11,686
Securities including trading                               1,090      1,288       2,378
Other interest income                                         72      1,542       1,614
                                                          ------     ------    --------
Total                                                      7,588      8,090      15,678


INTEREST EXPENSE
Deposits                                                   2,427      2,581       5,008
Borrowings                                                   910      2,301       3,211
                                                          ------     ------    --------
Total                                                      3,337      4,882       8,219


NET INTEREST INCOME                                        4,251      3,208       7,459
Provision for credit losses                                  526        510       1,036
                                                          ------     ------    --------
Net interest income after provision for credit losses      3,725      2,698       6,423


NONINTEREST INCOME
Credit card revenue                                        1,327        901       2,228
Deposit fees                                                 545        382         927
Other noninterest income                                     903      1,308       2,211
                                                          ------     ------    --------
Total                                                      2,775      2,591       5,366


NONINTEREST EXPENSE
Salaries and employee benefits                             1,876      1,692       3,568
Other operating expense                                    2,451      1,576       4,027
Merger and restructure related charges                         0        267         267
                                                          ------     ------    --------
Total                                                      4,327      3,535       7,862


INCOME BEFORE INCOME TAXES                                 2,173      1,754       3,927
Income taxes                                                 728        604       1,332
                                                          ------     ------    --------

NET INCOME                                                $1,445     $1,150    $  2,595
                                                          ======     ======    ========


NET INCOME PER COMMON SHARE
Basic                                                     $ 2.26     $ 3.48    $   2.21
Diluted                                                     2.20       3.41        2.16


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                      626.2      320.0     1,144.7
Diluted                                                    657.1      329.6     1,191.0

See accompanying notes to the pro forma financial information.

                              BANC ONE CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1.  BASIS OF PRESENTATION

         The pro forma condensed combined financial information reflects the Merger using the pooling of interests method of accounting. The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. It is anticipated that the Merger will be consummated in the fourth quarter of 1998, subject to shareholder and regulatory approval.

         Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and statements of income to conform statement presentations.

NOTE 2.   ACCOUNTING POLICIES

         The accounting policies of both companies are in the process of being reviewed. As a result of this review, certain conforming accounting adjustments may be necessary. The nature and extent of such adjustments have not been determined and are not expected to be significant.

NOTE 3.   MERGER-RELATED EFFECTS

         Management estimates that the restructuring charge for costs related to or resulting from the Merger to be approximately $1.25 billion. The pro forma condensed combined income statement does not reflect the impact of this charge due to its nonrecurring nature.

         The pro forma condensed combined financial information does not reflect any benefit from potential cost savings and revenue enhancements in connection with the Merger.

NOTE 4.  PRO FORMA ADJUSTMENTS

         The following pro forma adjustments have been reflected in the pro forma financial information:

         a) Common stock and capital in excess of aggregate stated value were adjusted by $2,022 million to reflect the Merger accounted for as a pooling of interests through the exchange of 468.4 million shares of BANC ONE common stock for 289.1 million shares of FCNBD common stock using an exchange rate of 1.62.

         b) Treasury stock and capital in excess of aggregate stated value were adjusted by $1,938 million to reflect the retirement of FCNBD treasury stock.

         c) Other liabilities and retained earnings were adjusted by $1.25 billion to reflect the recording of the merger-related charge.

         d) Other liabilities and retained earnings were adjusted by $413 million to reflect the tax benefit associated with the merger-related charge.

NOTE 5.   ADDITIONAL TRANSACTION

         The pro forma financial information does not give effect to BANC ONE's pending acquisition of First Commerce Corporation as the acquisition is not material to BANC ONE.